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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2002


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




           Delaware                        0-692                  46-0172280
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

      125 South Dakota Avenue                                  57104
     Sioux Falls, South Dakota                               (Zip Code)
 (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)



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



Item 5.        Other Events

On November 20, 2002, NorthWestern Corporation ("NorthWestern") issued the press release attached hereto as Exhibit 99.1 and completed the final stage of its acquisition of the Montana utility operations of its subsidiary, NorthWestern Energy, L.L.C. ("NorthWestern Energy"), effective as of November 15, 2002, in accordance with the Asset and Stock Transfer Agreement dated as of November 15, 2002 by and between NorthWestern Energy and NorthWestern attached hereto as
Exhibit 10.1. The transaction was approved by the Federal Energy Regulatory Commission (FERC) on November 15, 2002. For additional information, please see the press release and Asset and Stock Transfer Agreement.

Item 7.        Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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10.1*          Asset and Stock Transfer  Agreement dated as of November 15, 2002 by and  between  NorthWestern  Energy,  L.L.C.  and  NorthWestern
               Corporation

99.1*          Press Release  of  NorthWestern  Corporation,  dated November 20,
               2002

* filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By: /s/ Kipp D. Orme
                                        ----------------------------------------
                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer

Date:  November 20, 2002


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



                                Index to Exhibits
                                -----------------


EXHIBIT NO.        DESCRIPTION OF DOCUMENT
------------------ -------------------------------------------------------------
10.1*              Asset and Stock Transfer  Agreement  dated as of November 15,
                   2002  by  and  between   NorthWestern   Energy,   L.L.C.  and
                   NorthWestern Corporation

99.1*              Press Release of  NorthWestern  Corporation,  dated  November
                   20, 2002

* filed herewith


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